EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                      Chapter 11

   IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,        Case No. 01-15288 (BRL)
                       Debtors                        through 01-15302, 01-15308
                                                      through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD FEBRUARY 1 TO FEBRUARY 28, 2003


DEBTORS' ADDRESS:                         Bethlehem Steel Corporation
                                          1170 Eighth Avenue
                                          Bethlehem, PA 18016

DISBURSEMENTS:  February 1 to February 28, 2003 (millions):      $338.2
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:        Weil, Gotshal & Manges LLP
                          767 Fifth Avenue
                          New York, NY 10153
                          Jeffrey L. Tanenbaum (JT 9797)
                          George A. Davis (GD 2761)

NET LOSS:  February 1 to February 28, 2003 (millions):            $33.4

REPORT PREPARER:          Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.


DATE:           March 20, 2003              /s/ Lonnie A. Arnett
                                            ------------------------------------
                                            Lonnie A. Arnett
                                            Vice President, Controller
                                            and Chief Accounting Officer

                          BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)



                                                                                                 FEBRUARY 28, 2003
                                                                                 -----------------------------------------------
                                                                                     MONTH ENDED          TWO MONTHS ENDED
                                                                                    (unaudited)             (unaudited)
                                                                                 -------------------     ------------------

       NET SALES                                                                            $ 270.5                $ 593.9
                                                                                 -------------------     ------------------

       COSTS AND EXPENSES
            Cost of sales                                                                     273.9                  574.2
            Depreciation                                                                       18.2                   39.3
            Selling, administration and general expense                                         5.7                   11.7
                                                                                 -------------------     ------------------
       TOTAL COSTS AND EXPENSES                                                               297.8                  625.2
                                                                                 -------------------     ------------------

       LOSS FROM OPERATIONS                                                                   (27.3)                 (31.3)

       REORGANIZATION ITEMS (Note 4)                                                           (2.0)                  (3.7)

       FINANCING EXPENSE - NET (Note 5)                                                        (4.1)                  (8.5)
                                                                                 -------------------     ------------------

       LOSS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                     (33.4)                 (43.5)

       CUMULATIVE EFFECT OF ACCOUNTING CHANGE (Note 3)                                            -                  (12.5)
                                                                                 -------------------     ------------------

       NET LOSS                                                                               (33.4)                 (56.0)

       DIVIDEND REQUIREMENTS ON PREFERRED AND PREFERENCE STOCK                                  3.3                    6.6
                                                                                 -------------------     ------------------

       NET LOSS APPLICABLE TO COMMON STOCK                                                  $ (36.7)               $ (62.6)
                                                                                 ===================     ==================


       NET LOSS PER COMMON SHARE (basic and diluted):
            Net loss before cumulative effect of accounting change                          $ (0.28)               $ (0.38)
            Cumulative effect of accounting change                                                -                $ (0.10)
                                                                                 -------------------     ------------------
            Net loss per common share                                                       $ (0.28)               $ (0.48)
                                                                                 ===================     ==================

       AVERAGE SHARES OUTSTANDING:
            Basic and Diluted                                                                 131.3                  131.3


The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 7 for Consolidated Balance Sheet of the Debtors only.

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)


                                                                                    FEBRUARY 28,
                                                                                        2003
                                                                                    (unaudited)
                                                                                 -------------------

                                                 ASSETS
Current Assets:
       Cash and cash equivalents                                                             $ 45.6
       Receivables - net                                                                      346.1
       Inventories:
            Raw materials                                                                     226.3
            Finished and semifinished                                                         520.3
                                                                                 -------------------
            Total Inventories                                                                 746.6
       Other current assets                                                                    21.8
                                                                                 -------------------
TOTAL CURRENT ASSETS                                                                        1,160.1
INVESTMENTS AND MISCELLANEOUS ASSETS                                                           75.8
PROPERTY, PLANT AND EQUIPMENT - net (Note 3)                                                2,587.4
                                                                                 -------------------
TOTAL ASSETS                                                                              $ 3,823.3
                                                                                 ===================

                                    LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
       Accounts payable                                                                     $ 161.5
       Accrued employment costs                                                                95.6
       Secured debt and capital lease obligations - current                                   693.3
       Other current liabilities                                                               79.7
                                                                                 -------------------
TOTAL CURRENT LIABILITIES                                                                   1,030.1

SECURED DEBT AND CAPITAL LEASE OBLIGATIONS                                                     83.3
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES (Note 3)                                        122.9

LIABILITIES SUBJECT TO COMPROMISE (Note 6)                                                  6,093.0

STOCKHOLDERS' DEFICIT:
       Preferred Stock                                                                         11.2
       Preference Stock                                                                         2.0
       Common Stock                                                                           136.3
       Common Stock held in treasury at cost                                                  (65.9)
       Additional paid-in capital                                                           1,910.1
       Accumulated other comprehensive loss                                                (1,905.0)
       Accumulated deficit                                                                 (3,594.7)
                                                                                 -------------------
TOTAL STOCKHOLDERS' DEFICIT                                                                (3,506.0)
                                                                                 -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                               $ 3,823.3
                                                                                 ===================



The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 7 for Consolidated Balance Sheet of the Debtors only.

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)


                                                                                                    FEBRUARY 28, 2003
                                                                                       ------------------------------------------
                                                                                           MONTH ENDED          TWO MONTHS ENDED
                                                                                          (unaudited)             (unaudited)
                                                                                       -------------------     ------------------
    OPERATING ACTIVITIES:
           Net loss                                                                               $ (33.4)               $ (56.0)

           Adjustments for items not affecting cash from operating activities:
                 Depreciation                                                                        18.2                   39.3
                 Cumulative effect of accounting change (Note 3)                                        -                   12.5
                 Recognition of deferred gains                                                       (1.8)                  (3.6)
                 Reorganization items                                                                 2.0                    3.7
                 Other - net                                                                          0.8                    1.1
           Working capital (excluding financing and investing activities):
                 Receivables                                                                         37.5                    3.6
                 Inventories                                                                         (8.6)                  (5.0)
                 Accounts payable                                                                   (17.1)                  (1.6)
                 Other                                                                               20.1                   (3.0)
           Retiree healthcare and life insurance benefit payments less than expense                   3.3                    8.2
                                                                                       -------------------     ------------------
     CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                    21.0                   (0.8)
                                                                                       -------------------     ------------------

           Reorganization items                                                                      (2.0)                  (3.7)
                                                                                       -------------------     ------------------
     CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES                                                19.0                   (4.5)
                                                                                       -------------------     ------------------

     INVESTING ACTIVITIES:
           Capital expenditures                                                                      (6.4)                 (11.1)
           Cash proceeds from asset sales                                                             2.7                    3.6
                                                                                       -------------------     ------------------
     CASH USED FOR INVESTING ACTIVITIES                                                              (3.7)                  (7.5)
                                                                                       -------------------     ------------------

     FINANCING ACTIVITIES:
           Debt and capital lease payments                                                           (2.1)                  (4.1)
           Other payments                                                                            (3.6)                  (5.9)
                                                                                       -------------------     ------------------
     CASH USED FOR FINANCING ACTIVITIES                                                              (5.7)                 (10.0)
                                                                                       -------------------     ------------------

     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             9.6                  (22.0)
     CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                                 36.0                   67.6
                                                                                       -------------------     ------------------
                                                     - END OF PERIOD                                 45.6                   45.6
     AVAILABLE BORROWING UNDER COMMITTED BANK CREDIT ARRANGEMENTS                                   148.1                  148.1
                                                                                       -------------------     ------------------

     TOTAL LIQUIDITY AT END OF MONTH                                                              $ 193.7                $ 193.7
                                                                                       ===================     ==================

     SUPPLEMENTAL CASH INFORMATION:
           Interest and other financing costs, net of amount capitalized                            $ 2.3                  $ 9.5



The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

          NOTES TO FEBRUARY 28, 2003 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. These Consolidated Financial Statements are unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003.

2. On March 12, 2003 we signed an asset purchase agreement to sell substantially all of our assets to a subsidiary of International Steel Group (ISG), subject to Bankruptcy Court approval. If approved, the sale is expected to be completed during the second quarter of 2003.

On March 3, 2003, we filed a motion with the Court under section 1114 of the Bankruptcy Code seeking authority to terminate health care and life insurance benefits (OPEB) for substantially all retired employees and their eligible dependents for claims incurred on or before March 31, 2003 and received on or before May 31, 2003. A hearing is scheduled for March 24, 2002. We would discontinue accruing expense of about $21 million per month effective March 31, 2003 and discontinue paying benefits that average about $18 million per month after claims incurred by March 31, 2003 and received by May 31, 2003 are processed. In addition, we are negotiating with the Coal Act Trustees to settle healthcare obligations for former mineworkers for which we currently accrue an expense of and pay about $2 million per month. On March 18, 2003, the Coal Act Trustees filed a motion in United States District Court for the District of Columbia for injunctive relief against Bethlehem Steel Corporation and "related parties" under the Coal Act. We are in the process of reviewing the motion and the actions we may take.

3. On January 1, 2003, Bethlehem adopted FASB Statement No. 143, Accounting for Asset Retirement Obligations. The Statement requires the recognition of a liability and an asset for the estimated cost of disposal as part of the initial cost of a long-lived asset and subsequent amortization of the asset to expense. As a result of adopting this Statement, we increased property, plant and equipment, net by $1 million, other long-term liabilities by $13 million and recorded a $12 million charge for "cumulative effect of a change in accounting principle" to account for depreciation and interest expense that would have been recorded since the affected assets were placed in service through December 31, 2002.

4. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and two-month periods ended February 28, 2003, $2 million and $4 million was recorded for professional and other fees.

5. Interest at the stated contractual amount on unsecured debt that was not charged to earnings as a result of our chapter 11 filing was approximately $4 million and approximately $8 million for the month and two-month periods ended February 28, 2003.

6. Liabilities subject to compromise at February 28, 2003 follows ($ in millions):

    Pension                                        $      2,849.0
    Other postemployment benefits                         2,068.2
    Unsecured debt                                          526.7
    Accounts payable                                        195.1
    Accrued employment costs                                181.9
    Other accrued liabilities                               205.4
    Accrued taxes and interest                               66.7
                                                  --------------------
    Total                                          $      6,093.0
                                                  ====================

7. Summarized Consolidated Statement of Operations for the two-month period ended and Balance Sheet as of February 28, 2003 for the Debtors only follows ($ in millions):

    SUMMARIZED CONSOLIDATED STATEMENT OF OPERATIONS
    Net Sales                                                  $        590.0
    Costs and Expenses                                                  618.0
                                                              ----------------
      Loss from Operations                                              (28.0)
    Reorganization Items                                                 (3.7)
    Financing Expense - Net                                              (7.8)
    Equity in Loss of Unconsolidated Subsidiaries                        (6.1)
                                                              ----------------
      Loss Before Cumulative Effect of Accounting Change                (45.6)
    Cumulative Effect of Accounting Change (Note 3)                     (10.4)
                                                              ----------------
      Net Loss                                                          (56.0)
    Dividend Requirements on Preferred and Preference Stock               6.6
                                                              ----------------
      Net Loss Applicable to Common Stock                      $        (62.6)
                                                              ================


    SUMMARIZED CONSOLIDATED BALANCE SHEET

                                       ASSETS
    Current Assets:
      Cash and cash equivalents                                 $         38.9
      Receivables - net                                                  342.1
      Inventories                                                        709.0
      Other current assets                                                18.3
                                                                ---------------
    Total Current Assets                                               1,108.3
    Investments and Miscellaneous Assets                                 184.3
    Property, Plant and Equipment - net                                2,384.8
                                                                ---------------
    Total Assets                                                 $     3,677.4
                                                                ===============

                       LIABILITIES AND STOCKHOLDERS' DEFICIT
    Current Liabilities:
      Accounts payable                                           $       149.6
      Accrued employment costs                                            84.6
      Secured debt and capital lease obligations-current                 627.5
      Other current liabilities                                           64.7
                                                                ---------------
    Total Current Liabilities                                            926.4
    Secured Debt and Capital Lease Obligations                            83.2
    Deferred Gains and Other Long-Term Liabilities                        81.2

    Liabilities Subject to Compromise                                  6,093.0

    Total Stockholders' Deficit                                       (3,506.4)
                                                                ---------------
    Total Liabilities and Stockholders' Deficit                  $     3,677.4
                                                                ===============

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                                Monthly Operating Report
                                Schedule of Disbursements



                                                                          Month Ended                     Two Months Ended
        (dollars in thousands)                                          February 28, 2003                 February 28, 2003
                                                                   -----------------------------    -------------------------------
        Bethlehem Steel Corporation                                       $335,623                           $656,233
        Alliance Coatings Company, LLC                                       1,291                              2,100
        BethEnergy Mines Inc.                                                  162                                367
        Bethlehem Cold Rold Corporation                                          0                                  1
        Bethlehem Development Corporation                                        0                                  0
        Bethlehem Rail Corporation                                               6                                 13
        Bethlehem Steel de Mexico, S.A. de C.V.                                 70                                124
        Bethlehem Steel Export Company of Canada, Limited                        0                                  0
        Bethlehem Steel Export Corporation                                       0                                  0
        BethPlan Corp.                                                           0                                  0
        Chicago Cold Rolling, L.L.C.                                           674                              1,706
        Eagle Nest Inc.                                                          0                                  0
        Encoat North Arlington, Inc.                                           241                                278
        Energy Coatings Company                                                 17                                 17
        Greenwood Mining Corporation                                             0                                  0
        HPM Corporation                                                          0                                  0
        Kenacre Land Corporation                                                 0                                  0
        LI Service Company                                                     118                                295
        Marmoraton Mining Company, Ltd.                                          6                                 17
        Mississippi Coatings Limited Corporation                                 8                                294
        Mississippi Coatings Line Corporation                                    1                                  7
        Ohio Steel Service Company, LLC                                          0                                  0
        Primeacre Land Corporation                                              11                                 26

                                                                   -----------------------------    -------------------------------
                                                                           $338,228                           $661,478


        Note:   Inter-company disbursements are excluded from this schedule.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.